PRINCIPAL INVESTORS FUND, INC.















       This Prospectus describes a mutual fund organized by Principal Life
                               Insurance Company.




                  The date of this Prospectus is March 1, 2001.






      As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                                TABLE OF CONTENTS

     Fund Description.................................................  ......3

     International Emerging Markets Portfolio.................................4

     International Securities Portfolio.......................................6

     The Costs of Investing...................................................8

     Certain Investment Strategies and Related Risks..........................8

     Management, Organization and Capital Structure..........................10

     Management Discussion of Fund Performance...............................11

     Pricing of Fund Shares..................................................13

     Dividend and Distributions..............................................13

     Offering Price of Shares................................................14

     To Sell Shares..........................................................14

     General Information about a Fund Account................................15

     Financial Highlights....................................................17


FUND DESCRIPTION

The Principal Investors Fund, Inc. (the "Fund") is an open-end management investment company. As of December 6, 2000, shares of the Portfolios are no longer available for purchase.

In the description for each Portfolio, you will find important information about the Portfolio's:

Primary investment strategy
This section summarizes how the Portfolio intends to achieve its investment objective. It identifies the Portfolio's primary investment strategy including the type or types of securities in which the Portfolio invests.

Annual operating expenses
The annual operating expenses for each Portfolio are deducted from its assets (stated as a percentage of the Portfolio's assets) and are shown as of the end of the most recent fiscal year. The examples are intended to help you compare the cost of investing in a particular Portfolio with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Portfolio for the time period indicated. The examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.

Day-to-day Portfolio management
The investment professionals who manage the assets of each Portfolio are listed with each Portfolio. Backed by their staffs of experienced securities analysts, they provide the Portfolios with professional investment management.


Principal Management Corporation serves as the manager for the Fund. It has signed a contract with Invista Capital Management LLC ("Invista") to provide investment advisory services for the International, International Emerging Markets and International SmallCap Portfolios.

Portfolio Performance
Included in each Portfolio's description is a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Portfolio's performance from year to year. One of the tables compares the Portfolio's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in particular securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by Lipper, Inc., an independent statistical service.

The other table provides the highest and lowest quarterly rate of return for the Portfolio's shares over the life of the Portfolio (through the end of the most recent fiscal year).

A Portfolio's past performance is not necessarily an indication of how the Portfolio will perform in the future.

NOTE: Investments in these Portfolios are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          No salesperson, dealer or other person is authorized to give information or to make representations about a Portfolio or the Fund other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by a Portfolio, the Fund, the Manager or any Sub-Advisor.

INTERNATIONAL EMERGING MARKETS PORTFOLIO

Main Strategies
The International Emerging Markets Portfolio seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

For this Portfolio, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Portfolio's assets are invested in emerging market country equity securities. The Portfolio invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Main Risks
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment. In addition, there are risks involved with any investment in foreign securities. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities that may affect portfolio liquidity.

Under unusual market or economic conditions, the Portfolio may invest in securities issued by domestic corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

The Portfolio is generally a suitable investment for investors seeking long-term growth who want to invest a portion of their assets in securities of companies in emerging market countries. Because the values of the Portfolio's assets may rise or fall dramatically, if you sell your shares when their value is less than the price you paid, you will lose money. This Portfolio is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Portfolio Performance Information
The Portfolio's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Portfolio by showing changes in share performance from year to year.

Annual Total Returns

-17.12     1998
63.37      1999
-29.03     2000



The year-to-date total return as of December 31, 2000 is -29.03%.



     The portfolio's highest/lowest quarterly results during the time period covered by the chart were:

                                Highest    38.53% (12/31/1999)
                                Lowest    -19.25% (9/30/1998 )






      Average annual total returns for the period ending December 31, 2000


     This table shows how the Portfolio's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.


                              Annual Total Returns

                                  Past One Past Five                                                Past One  Past Five Past Ten
       Portfolio                    Year     Years                                                    Year     Years      Years
     International Emerging                              Morgan Stanley Capital International EMF
       Markets                     -29.03%   -0.87%*        (Emerging Markets Free) Index              -30.61%  -4.17%    8.25%
                                                         Lipper Emerging Markets Fund Average          -30.59   -2.15     1.91


          * Period from November 26, 1997, date shares first offered to the public, through December 31, 2000.


Portfolio Operating Expenses

Management Fees                          1.15%
Other Expenses*                          0.00
  Total Portfolio Operating Expenses     1.15%

* In addition to brokerage and extraordinary expenses, a Portfolio will pay only taxes and interest expenses, which it is anticipated to be minimal or nonexistent under normal circumstances.

                                    Examples

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1   Year    3    Years    5    Years      10 Years
     ----------------------------------------- ---------------------------------
     $117           $365          $633          $1,398


                         Day-to-day Portfolio Management

/R>


Since November 1997 Manager:  Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio
(Portfolio's        manager  specializing  in the  management  of  international
inception)          equity portfolios.  He joined the Principal  Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa
                    State University. He has earned the right to use the Chartered FinancialAnalystdesignation.


INTERNATIONAL SECURITIES PORTFOLIO

Main Strategies
The International Securities Portfolio seeks long-term growth of capital by investing in a portfolio of securities of companies domiciled in any of the nations of the world.

The International Securities Portfolio invests in common stocks of companies established outside of the U.S. The Portfolio has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Portfolio intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Portfolio does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Portfolio, the Sub-Advisor, Invista pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Portfolio change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in securities of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities that may affect portfolio liquidity.

Under unusual market or economic conditions, the Portfolio may invest in securities issued by domestic corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

The Portfolio is generally a suitable investment for investors who seek long-term growth and who want to invest in non-U.S. companies. This Portfolio is not an appropriate investment if you are seeking either preservation of capital or high current income. Suitable investors must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Portfolio Performance Information
The Portfolio's past performance is not necessarily an indication of future performance. The bar chart and tables provide some indication of the risks of investing in the Portfolio by showing changes in share performance from year to year.

  Annual Total Returns

-6.45           1994
12.02           1995
24.12           1996
12.55           1997
9.55            1998
27.89           1999
-7.97           2000



The year-to-date total return as of December 31, 2000 is -7.97%.


The portfolio's highest/lowest quarterly results during the time period covered by the chart were:

                                  Highest    18.06% (12/31/1999)
                                  Lowest    -17.48% (9/30/1998)

     Average annual total returns for the period ending December 31, 2000


This table shows how the Portfolio's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

                         Past One Past Five Past Ten                                               Past One Past Five  Past Ten
       Portfolio           Year     Years     Years                                                  Year     Years      Years

   International Securities -7.97% 12.49%  12.43%*     Morgan Stanley Capital International EAFE
                                                          (Europe, Australia and Far East) Index     -14.17%   7.13%    8.24%
                                                       Lipper International Fund Average             -15.60    9.45     9.85


* Period from May 7, 1993, date shares first offered to the public, through December 31, 2000.

Portfolio Operating Expenses

Management Fees                          0.90%
Other Expenses*                          0.00
  Total Portfolio Operating Expenses     0.90%

* In addition to brokerage and extraordinary expenses, a Portfolio will pay only taxes and interest expenses, which it is anticipated to be minimal or nonexistent under normal circumstances.

                                    Examples

The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

     1   Year    3    Years    5    Years      10 Years
     ----------------------------------------- ---------------------------------
     $92           $287          $498          $1,108

                         Day-to-day Portfolio Management


/R>


     Since March 2001          Co-Manager:  Darren K. Sleister,  CFA.  Mr.  Sleister  is a  portfolio  manager  specializing  in the management of international equity  portfolios.  Mr. Sleister joined Invista in 1993. He received his
                               MBA in Investment and Corporate  Finances from the  University of Iowa and his  Bachelor's  degree in communications from Central College.  He has earned the right to use the Chartered  Financial Analyst designation.

     Since March 2000          Co-Manager:  Kurtis  D.  Spieler,  CFA.  Mr.  Spieler  is a  portfolio manager specializing  in  the management of international  equity  portfolios.  He joined the Principal Financial Group in 1987 in the Treasury operation  as a securities  analyst and moved to Invista in 1991.  Mr. Spieler  received his MBA from Drake  University  and his BBA in Accounting  from Iowa State  University. He has earned the right to use the Chartered Financial Analyst designation.


/R>


THE COSTS OF INVESTING

The Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds may have speculative characteristics and be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Fund's Portfolios may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Portfolio sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Portfolio collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Portfolio holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Portfolio bears a risk of loss. To minimize such risks, the Portfolio enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each of the Fund's Portfolios may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The International Emerging Markets and International Securities Portfolios may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Portfolio will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Portfolio (denominated or generally quoted or currently convertible into the currency).


Hedging is a technique used in an attempt to reduce risk. If a Portfolio's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Portfolio to deliver or receive currency.

Warrants
Each of the Portfolios may invest up to 5% of its assets in warrants. Up to 2% of a Portfolio's assets may be invested in warrants which are not listed on either the New York or American Stock Exchanges. For the International and International Emerging Markets Portfolios, the 2% limitation also applies to warrants not listed on the Toronto Stock and Chicago Board Options Exchanges.


Options
Each of the Portfolios may buy and sell certain types of options. Each type is more fully discussed in the SAI.

Foreign Securities
The International Emerging Markets and International Securities Portfolios each may invest in foreign securities. Investment in foreign securities presents certain risks including: fluctuations in currency exchange rates, revaluation of currencies, the imposition of foreign taxes, future political and economic developments including war, expropriations, nationalization, the possible imposition of currency exchange controls and other foreign governmental laws or restrictions. In addition, there may be reduced availability of public information concerning issuers compared to domestic issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements that apply to domestic issuers. Transactions in foreign securities may be subject to higher costs. Each Portfolio's investment in foreign securities may also result in higher custodial costs and the costs associated with currency conversions.


Securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. Foreign securities markets, particularly those in emerging market countries, are known to experience long delays between the trade and settlement dates of securities purchased and sold. Such delays may result in a lack of liquidity and greater volatility in the price of securities on those markets. As a result of these factors, the Board of Directors of the Fund has adopted Daily Pricing and Valuation Procedures for the Portfolios. These procedures outline the steps to be followed by the Sub-Advisor to establish a reliable market or fair value if a reliable market value is not available through normal market quotations. The Executive Committee of the Board of Directors oversees this process.

Securities of Smaller Companies
The Portfolios may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Portfolios may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary or Defensive Measures
For temporary or defensive purposes in times of unusual or adverse market conditions, the Portfolios may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Portfolio may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Portfolios may take defensive measures. In taking such measures, a Portfolio may fail to achieve its investment objective.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year). You can find the turnover rate for each Portfolio in the Portfolio's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation (the "Manager") serves as the manager for the Fund. In its handling of the business affairs of each Portfolio, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Fund. The Manager has signed sub-advisory agreements with Invista for portfolio management functions for the International, International Emerging Markets and International SmallCap Portfolios. It has entered into a Sub-Advisory agreement with PCII for the Mortgage-Backed Securities Portfolio. The Manager compensates the Sub-Advisors for their services as provided in the Sub-Advisory Agreements.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the Funds it managed had assets of approximately $6.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

Invista is an indirect wholly-owned subsidiary of Principal Life Insurance Company and is an affiliate of the Manager. Invista has managed investments for institutional investors, including Principal Life, since 1985. As of September 30, 2000, it managed assets of approximately $27.4 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


The Manager provides the Board of Directors of the Fund a recommended investment program for each of the Portfolios. Each program must be consistent with the Portfolio's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises each Portfolio on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by each Portfolio for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Portfolio (as a percentage of the average daily net assets) is determined using the following rate:

                                                         Fees Computed On            Fees as a Percent of
                  Portfolio                        Net Asset Value of Portfolio    Average Daily Net Assets
                  -----------------------------------------------------------------------------------------
     International Emerging Markets Portfolio           First $250 million                 1.15%
                                                        Next $250 million                  1.05%
                                                        Over $500 million                  0.95%

     International Securities Portfolio                 Entire Portfolio                   0.90%

/R>


For the fiscal year ended December 31, 2000 the Management fee for each Portfolio was:


     International Emerging Markets Portfolio          1.15%
     International Securities Portfolio                0.90%



MANAGEMENT DISCUSSION OF FUND PERFORMANCE

International Emerging Markets Portfolio


Even with strong performance in the first quarter of the fiscal year, emerging markets finished down during the last year. In general, the drivers of equities in developed markets were magnified in emerging markets. As in the U.S., technology, media and telecom (`TMT') corrected sharply after the liquidity rally. Emerging markets are heavily exposed to cyclical sectors such as commodities, telecom and technology. This leads to strong performance when global economic growth is accelerating and increased concerns when growth is slowing. The impact of higher oil prices also negatively impacted the oil importing nations in Asia.

Latin America was the best performer during the year, despite being down 17%. Positive factors included a lower risk premium in Mexico and Brazil, and continued strong economic growth. Asia was the weakest performing region, down 42% in the last year. Negative sentiment occurred from higher oil prices, impact of a slowdown in the electronic industries and lack of progress with restructuring in many countries.

Emerging markets remain an incredibly cheap asset class leveraged to an upturn in global economic activity. Our strategy remains to focus on high quality companies with solid growth rates. Our fundamental approach takes advantage of the volatility in emerging markets as we buy these companies at cheap prices.



                                                  MSCI          Lipper Emerging
                                                 EMF ID             Markets
Year Ended December 31,             IEP           INDEX            Fund Avg.
                                 1,000,000      1,000,000          1,000,000
        1997                     1,014,000      1,021,800          1,015,300
        1998                       839,491        740,601            742,895
        1999                     1,371,476      1,232,434          1,268,642
        2000                       973,337        855,186            880,564


International Securities Portfolio


Global equity markets experienced strong performance during the first quarter of 2000. In particular, technology, media and telecom (`TMT') stocks led markets upward. Drivers of performance for these growth stocks included strong economic conditions and seemingly insatiable demand for telecommunication services. This drove valuations in TMT stocks to extraordinarily high levels. During the spring several risks appeared in the economic environment which, along with excessive valuations, led to a large sell off in these TMT stocks. Oil prices spiked up leading to concerns about consumption. Interest rates from both the U.S. and Europe continued their upward move as central banks became focused on inflation. This led to increased volatility in equity markets.

During the second half of 2000, an aggressive sector rotation occurred from TMT to defensive stocks and financials. Investors outperformed by buying consumer staples, utilities and pharmaceuticals. Evidence of a slowing economic environment contributed to the underperformance of cyclical stocks and emerging markets. The other major risk in global markets was the steady decline of the Euro for the first 10 months of the year. High oil prices, capital outflows from mergers and acquisitions and concerns with the European Central Bank led to currency weakness. The Euro has since rebounded as expectations of a relatively weaker U.S. economy led the currency upward.

The Portfolio's relative performance during the year was solid, outperforming the EAFE benchmark by around 6.2%. This outperformance was largely from stock selection in financials, consumer discretionary, industrials and health care. The Portfolio also benefited from its low weighting in Japan, which underperformed other developed markets. On the negative side, stock selection in diversified telecom and materials cost the Portfolio's performance.

Currently, we are finding the best opportunities in beaten-down cyclical, technology and telecom companies. We have lightened our weights in some of the defensive areas that performed very well in 2000 due to high valuations. Our strategy is to continue to invest in high quality companies at discounts to their fair value. We find these companies through our bottom-up, borderless investment approach.

                                ISP*       Morgan Stanley           Lipper
                               Total           EAFE             International
  Year Ended December 31       Return          Index                Index
                             1,000,000       1,000,000            1,000,000
          1993               1,298,152       1,058,800            1,225,000
          1994               1,214,388       1,141,175            1,216,303
          1995               1,360,336       1,269,100            1,330,757
          1996               1,688,511       1,345,881            1,487,520
          1997               1,900,456       1,369,838            1,568,441
          1998               2,082,034       1,643,805            1,772,652
          1999               2,662,622       2,086,975            2,495,894
          2000               2,450,829       1,791,251            2,106,535


Important Notes:

Lipper Emerging Markets Fund Average: This average consists of funds which invest at least 65% of their total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. The one-year average currently contains 188 funds.

Lipper International Fund Average: This average consists of funds which invest in securities primarily traded in markets outside of the United States. The one-year average currently contains 666 funds.

Morgan Stanley Capital International EMF (Emerging Markets Free) Index: This market capitalization weighted index is composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea, Malaysia (Free), Mexico
(Free), Pakistan, Peru, Philippines (Free), Poland, Russia, South Africa, Sri Lanka, Taiwan (at 50%), Thailand (Free), Turkey and Venezuela.

Morgan  Stanley  Capital  International  EAFE  (Europe,  Australia and Far East)
Index: This market capitalization weighted index is composed of countries representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East. The countries include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

PRICING OF FUND SHARES

Each Portfolio's shares are bought and sold at the current share price. The share price of each Portfolio is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 p.m. Central Time). When Princor receives your order to sell shares, the share price used to fill the order is the next price calculated after the order is placed.

For all Portfolios the share price is calculated by:
o    taking the current market value of the total assets of the Portfolio
o    subtracting liabilities of the Portfolio
o    dividing the remainder by the total number of shares owned

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o The Portfolio's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Foreign securities markets may trade on days when the New York Stock Exchange is closed (such as customary U.S. holidays) and the Portfolio's share price is not calculated. As a result, the value of a Portfolio's assets may be significantly affected by such trading on days when you cannot sell shares of the Portfolio.

DIVIDENDS AND DISTRIBUTIONS

The Portfolios pay most of their net dividend income to you every year. The payment schedule is:

     Portfolios                             Record Date                  Payable Date
     --------------------------------------------------------------------------------

     International Emerging Markets and     three business days before   December 24
     International Securities               each payable date            (or previous business day)



Net realized capital gain for each of the Portfolios, if any, are distributed annually, on the 24th of December (or the preceding business day if the 24th is not a business day) to shareholders of record three business days before the payable date. Payments are made to shareholders of record on the third business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Portfolio holds its assets.

You can  authorize  income  dividend  and capital  gain  distributions  to be:
o    invested in additional shares of the Portfolio you own; or
o    paid in cash.

NOTE: Distributions from a Portfolio, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

         You should consult your tax advisor as to the federal, state and local tax consequences of Portfolio ownership.

OFFERING PRICE OF SHARES

Shares of the Portfolios are no longer available for purchase except to accommodate reinvestment of distribution of dividends and/or capital gains.

TO SELL SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. There is no charge for a sale. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A sell order from one owner is binding on all joint owners.

Payment for shares tendered for redemption is ordinarily made in cash. The Board of Directors of the Fund may determine, however, that it would be detrimental to the remaining shareholders to make payment of a redemption order wholly or partly in cash. The Fund may, therefore, pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund in lieu of cash. If the Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities, describe above under "Pricing of Fund Shares."

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o payable to all owners on the account (as shown in the account registration) and
o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For  other   payment   arrangements,   please  call   Principal   Mutual   Funds
(1-800-521-1502).

You should also call Principal Mutual Funds (1-800-521-1502) for special instructions that may apply to sales from accounts:
o    when an owner has died; or
o    owned by corporations, partnerships, agents or fiduciaries.

Sell shares by mail
o Send a letter (signed by the owner of the account) to Principal Mutual Funds
     P. O. Box 10423
     Des Moines Iowa 50306-9780

o    Specify the Fund and account number.
o    Specify the Portfolio(s).
o    Specify the number of shares or the dollar amount to be sold.
o    A signature guarantee* will be required if the:
     o    account  address has been changed  within one month of the sell order;
          or
     o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.
          * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares by telephone* (1-800-521-1502)
o Address on account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
o    If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received before the close of normal trading on the New York Stock Exchange (generally 3:00 p.m. Central
     Time).
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.
     * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.

Periodic withdrawal plans
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
o    sell a fixed number of shares ($100 initial minimum amount), or
o sell enough shares to provide a fixed amount of money ($100 initial minimum amount).
     You can set up a periodic withdrawal plan by sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal plan continues  until:
o    you instruct us to stop, or
o    your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date. If telephone privileges apply to the account, you may change the date or amount by telephoning us at 1-800-521-1502.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You will receive quarterly statements. The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as your receive it. Keep your statements as you may need them for tax reporting purposes.



Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
o    if you sell more than $100,000 from any one Portfolio;
o if a sales proceeds check is payable to other than the account shareholder(s), Principal Life Insurance Company or one of its affiliates;
o    to change ownership of an account;
o to add telephone transaction services and/or wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
o    to exchange or transfer among accounts with different ownership.

Special Plans
The Fund reserves the right to amend or terminate the special plans described in this prospectus. Such plans include periodic withdrawal for certain purchasers. You would be notified of any such action to the extent required by law.

Telephone Orders
The Fund reserves the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone instruction that we reasonably believe is genuine. We will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Financial Statements
You will receive annual financial statements for the Fund, examined by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement which is unaudited. The following financial highlights are derived from financial statements which were audited by Ernst & Young LLP, except for the financial highlights for the six months ended June 30, 2000 which are unaudited.

FINANCIAL HIGHLIGHTS

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

INTERNATIONAL EMERGIN
MARKETS PORTFOLIO                                                  2000                  1999        1998       1997(a)
Net Asset Value, Beginning of Period...................          $13.23                 $8.21       $10.14       $9.94
Income from Investment Operations:
   Net Investment Income...............................             .01                   .09          .17         .01
   Net Realized and Unrealized Gain (Loss) on Investments         (3.83)                 5.10        (1.91)        .21

                       Total from Investment Operations           (3.82)                 5.19        (1.74)        .22

Less Dividends and Distributions:
   Dividends from Net Investment Income................             --                   (.09)        (.17)       (.02)
   Dividends in Excess of Net Investment Income(b)                 (.08)                 (.08)         --          --
   Distributions from Capital Gains....................             --                     --         (.02)        --

                      Total Dividends and Distributions            (.08)                 (.17)        (.19)       (.02)

Net Asset Value, End of Period.........................           $9.33                $13.23        $8.21      $10.14

Total Return...........................................          (29.03)%               63.37%      (17.21)%      1.40%(c)


Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............          $76,775              $129,575      $79,481      $32,488
   Ratio of Expenses to Average Net Assets.............          1.15%                  1.15%         1.15%        1.15%(d)
   Ratio of Net Investment Income to Average Net Assets          0.29%                   .94%         2.11%         .91%(d)
   Portfolio Turnover Rate.............................         106.0%                 107.5%         36.5%        12.3%(d)





INTERNATIONAL SECURITIES PORTFOLIO                                 2000                  1999         1998        1997         1996
Net Asset Value, Beginning of Period...................          $16.64                $14.90       $14.45       $13.67      $11.70
Income from Investment Operations:
   Net Investment Income...............................             .12                   .40          .24          .24         .31
   Net Realized and Unrealized Gain (Loss) on Investments         (1.53)                 3.60         1.12         1.46         2.46

                         Total from Investment Operations         (1.41)                 4.00         1.36         1.70         2.77
Less Dividends and Distributions:
   Dividends from Net Investment Income................            (.10)                 (.41)        (.23)        (.24)       (.16)
   Dividends in Excess of Net Investment Income(b).....              --                   --           --            --        (.07)
   Distributions from Capital Gains....................           (1.29)                (1.66)        (.68)        (.68)       (.57)
   Excess Distributions from Capital Gains(b)..........            (.34)                 (.19)         --           --          --

                      Total Dividends and Distributions           (1.73)                (2.26)        (.91)        (.92)       (.80)

Net Asset Value, End of Period.........................          $13.50                $16.64       $14.90       $14.45      $13.67

Total Return...........................................           (7.97)%               27.89%        9.55%       12.55%      24.12%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $49,093               $61,341      $47,912      $37,684     $28,161
   Ratio of Expenses to Average Net Assets.............            .90%                  .90%         .90%        .90%         .90%
   Ratio of Net Investment Income to Average Net Assets            .75%                 2.74%        1.60%       1.73%        1.90%
   Portfolio Turnover Rate.............................          101.0%                 71.4%        36.7%       30.8%        25.5%


Notes to Financial Highlights


(a) Period from November 26, 1997, date shares first offered to the public, through December 31, 1997. Net investment income, aggregating $.02 per share for the Portfolio for the period from the initial purchase of shares on November 17, 1997 through November 25, 1997, was recognized, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Additionally, the portfolio incurred unrealized losses on investments of $.08 per share, during the interim period. This represents activities of the portfolio prior to the initial offering.


(b) Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.


Additional information about the Fund is available in the Statement of Additional Information dated March 1, 2001 and which is part of this prospectus. Information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. The Statement of Additional Information and annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-451-5447.


Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Fund federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.




     Principal Investors Fund, Inc. SEC File 811-07572